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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 28, 1997


                          Commission file number 1-977
                                                 -----

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)


              PENNSYLVANIA                               25-0877540
      ----------------------------                 ----------------------
      (State or other jurisdiction                    (I.R.S. Employer
           of incorporation)                       Identification Number)


 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
 -----------------------------------------------------------------------------
               (Address of principal executive offices; zip code)


                                 (412) 244-2000
               -------------------------------------------------
               (Registrant's Telephone No., including area code)


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Item 5.  Other Events

         On July 28, 1997, the Registrant issued a press release concerning earnings for the quarter and six months ended June 30, 1997. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. On July 14, 1997, the Registrant filed Form 10-K/A, Amendment No. 1 to the Registrant's 1996 Form 10-K. In this Form 10-K/A, the Registrant restated the Corporation's loss from Continuing Operations for the periods 1992 through 1996 and related per share amounts. See note 24 to the financial statements of Form 10-K/A, Amendment No. 1. In connection with this action, the income statement for the Registrant has been restated for 1996 and 1995, by quarter, and total year 1994, 1993, and 1992. A copy of the restated condensed consolidated statement of income for these time periods is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. Also in connection with this action, the Registrant has restated segment results for 1996 and 1995 by quarter, to allow comparisons between the segments. Total year 1994, 1993, and 1992 segment results have also been restated. A copy of the restated segment financial results for these periods is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety. Also in connection with the restatement of the Corporation's loss from Continuing Operations for the periods 1992 through 1996 in the Registrant's Form 10-K/A, Amendment No. 1, filed July 14, 1997, special items included in results of operations for 1996, by quarter, have been restated. Special items for 1996, by quarter, and total year 1996, 1995, and 1994 have been attached hereto as Exhibit 99.4 and have been incorporated herein in their entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.
           99.1 Press Release concerning earnings of the Registrant for the quarter and six months ended June 30, 1997 is filed as
                  Exhibit 99.1 to this Report.

           99.2 Condensed Consolidated Statement of Income for the 1997 first and second quarters, 1996 and 1995, by quarter, and total year
                  1994, 1993, and 1992 is filed as Exhibit 99.2 to this Report.

           99.3 Segment Results for the 1997 first and second quarters, 1996 and 1995, by quarter, and total year 1994, 1993, and 1992 is filed as Exhibit 99.3 to this Report.

           99.4 Special items included in results of operations for 1996, by quarter, and total year 1996, 1995, and 1994 is filed as
                  Exhibit 99.4 to this Report.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WESTINGHOUSE ELECTRIC CORPORATION
                                                       (Registrant)


                                            By:  /s/ Carol V. Savage
                                               -------------------------------
                                                     Carol V. Savage
                                                     Vice President and
                                                     Chief Accounting Officer

Date:  July 28, 1997


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                                 EXHIBIT INDEX





Exhibit No.         Description                        Sequential Page No.
-----------         -----------                        -------------------
 99.1               Press Release


 99.2               Condensed Consolidated Statement
                    of Income for the 1997 first and
                    second quarters, 1996 and 1995,
                    by quarter, and total year 1994,
                    1993, and 1992.

 99.3               Segment Results for the 1997 first
                    and second quarters, 1996 and 1995,
                    by quarter, and total year 1994, 1993,
                    and 1992.

 99.4               Special items included in results of
                    operations for 1996, by quarter, and
                    total year 1996, 1995, and 1994.